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                                  Exhibit 10.98

                                                                  EXECUTION COPY
                                                                  --------------

              Credit Suisse First Boston Mortgage Securities Corp.
                                   (Depositor)

                                  $376,200,000

                         ABFS MORTGAGE LOAN TRUST 2002-4
                       Mortgage Pass-Through Certificates
                                  Series 2002-4


                            INDEMNIFICATION AGREEMENT
                            -------------------------

                                                               December 18, 2002

Credit Suisse First Boston Mortgage Securities Corp.
Eleven Madison Avenue, 4th Floor
New York, New York 10010
Attention:  Shannon Smith

Credit Suisse First Boston Corporation,
for itself and as Representative for the Underwriters
Eleven Madison Avenue, 4th Floor
New York, New York 10010
Attention:  Transactions Advisory Group

Ladies and Gentlemen:

                  1. Introductory. Credit Suisse First Boston Mortgage Securities Corp., a corporation organized and existing under the laws of the State of Delaware (the "Depositor"), proposes to sell to the Underwriters (as defined below) five (5) classes of Mortgage Pass-Through Certificates, Series 2002-4. Such classes have been designated as the Class A, Class A-IO, Class M-1, Class M-2 and Class B Certificates (collectively, the "Offered Certificates"). Two classes of certificates (Class X and Class R) (the "Non-Offered Certificates" and, together with the Offered Certificates, the "Certificates") will also be issued but not offered for sale. Only the Offered Certificates are being purchased by the Underwriters. The Offered Certificates and the Non-Offered Certificates will represent the entire beneficial ownership interest in the ABFS Mortgage Loan Trust 2002-4 (the "Trust"). The assets of the Trust will consist primarily of a pool of certain home equity loans (the "Mortgage Loans") conveyed to the Trust by the Depositor pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, American Business Credit, Inc., as servicer ("ABC") and JPMorgan Chase Bank, as trustee, back-up servicer and custodian (the "Trustee"), with an aggregate principal balance expected to be approximately $376,200,000 as of December 23, 2002 (the "Closing Date"). The Mortgage Loans and other property conveyed by the Depositor to the Trust will first be transferred to the Depositor by ABFS 2002-4, Inc. a Delaware corporation (the "Seller") pursuant to the Unaffiliated



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         Seller's Agreement, dated as of December 1, 2002 (the "Unaffiliated
         Seller's Agreement"), among the Depositor, the Seller, ABC, American Business Mortgage Services Inc. ("ABMS") and HomeAmerican Credit Inc. d/b/a Upland Mortgage ("Upland" and, together with ABC and ABMS, the "Originators" and, together with the Seller, the "ABFS Entities").

         The Mortgage Loans and other property to be sold by the Seller to the Depositor will be purchased by the Seller from the Originators pursuant to the Unaffiliated Seller's Agreement.

         The Certificates are to be issued pursuant to the Pooling and Servicing Agreement, and are more fully described in the Prospectus Supplement, dated as of December 18, 2002 relating to the Offered Certificates (together with the Prospectus attached thereto, the "Prospectus"), which the Depositor has furnished to the Underwriters. The Depositor will elect to treat the Trust as one or more "real estate mortgage investment conduits" under the Internal Revenue Code of 1986, as amended.

         The Depositor on the date hereof will enter into an underwriting agreement dated the date hereof (the "Underwriting Agreement") with Credit Suisse First Boston Corporation as representative (the "Representative") for itself and the several underwriters listed on Schedule A thereto (the "Underwriters") relating to the sale of the Offered Certificates.

         The Pooling and Servicing Agreement, the Unaffiliated Seller's Agreement, and the Underwriting Agreement shall be collectively defined herein as the "Basic Documents."

         Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Underwriting Agreement.

                  2. Representations and Warranties of the ABFS Entities. Each of the ABFS Entities represents and warrants to, and agrees with, each of the Depositor and the Underwriters that:

                  (a) The Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and each of the Originators has been duly organized and is validly existing as a corporation in good standing under the laws of the state of its incorporation. Each of the ABFS Entities (i) has corporate power and authority to own, lease and operate its respective properties and conduct its respective businesses as described or incorporated in the Prospectus and to enter into and perform its obligations under each of the Basic Documents to which it is a party; and (ii) is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify is reasonably likely to have a material adverse effect on its respective business, properties, assets, or condition (financial or other) or on its ability to perform its obligations under any of the Basic Documents to which it is a party;

                  (b) None of the ABFS Entities is in violation of its respective certificate of incorporation, certificate of formation, articles of association, by-laws, operating agreements or other constituent agreements, or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which any of the ABFS Entities is a party or by

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         which each or any of the ABFS Entities' properties may be bound, which default is reasonably likely to result in any material adverse change in the financial condition, earnings, affairs or business of any of the ABFS Entities or which is reasonably likely to materially and adversely affect the properties or assets of any of the ABFS Entities or the ability of any of the ABFS Entities to perform its obligations under any of the Basic Documents to which it is a party;

                  (c) The execution and delivery by the ABFS Entities on the date hereof of this Agreement and by each ABFS Entity on the Closing Date of the Basic Documents to which it is a party, and the performance of each of their respective obligations hereunder or thereunder, will be within the corporate power of each of the ABFS Entities and duly authorized by all necessary corporate action on the part of each of the ABFS Entities on and as of the date hereof with respect to this Agreement or on and as of the Closing Date with respect to the Basic Documents; and neither the issuance and sale of the Offered Certificates to the Underwriters, nor the execution and delivery by any of the ABFS Entities of this Agreement or any of the Basic Documents to which any of the ABFS Entities is a party, nor the consummation by any of the ABFS Entities of the transactions herein or therein contemplated, nor compliance by any of the ABFS Entities with the provisions hereof or thereof, will materially conflict with or result in a material breach of, or constitute a material default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on any of the ABFS Entities or their respective properties or certificate of incorporation, articles of association, certificate of formation, by-laws, operating agreements or other constituent agreements of any of the ABFS Entities or any of the provisions of any material indenture, mortgage, contract or other instrument to which any of the ABFS Entities is a party or by which any of the ABFS Entities is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such material indenture, mortgage, contract or other instrument;

                  (d) Each of the ABFS Entities possesses all material licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the businesses now operated by them and as described in the Prospectus, other than such licenses, certificates, authorities or permits the failure of which to possess will not have a material adverse effect on the interests of holders of the Certificates under the Pooling and Servicing Agreement and none of the ABFS Entities has received any notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, will materially and adversely affect the conduct of the business, operations, financial condition or income of any of the ABFS Entities or its ability to perform its respective obligations under any of the Basic Documents to which it is a party;

                  (e) As of the Closing Date, each consent, approval, authorization or order of, or filing with, any court or governmental agency or body that is required to be obtained or made by any of the ABFS Entities or their respective subsidiaries for the consummation of the transactions contemplated by this Agreement and the Basic Documents shall have been obtained or made, except for such consents, approvals, authorizations, registrations or qualifications, if any, as may be required under state securities laws and Blue Sky laws;

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                  (f) This Agreement has been duly authorized, executed and
         delivered by each of the ABFS Entities, and constitutes a legal, valid and binding instrument enforceable against each of the ABFS Entities in accordance with its terms, subject (x) to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally, (y) as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (z) as to enforceability with respect to rights of indemnity thereunder, to limitations of public policy under applicable securities laws;

                  (g) The Offered Certificates, when duly and validly authorized by the Depositor, and, when executed and authenticated as specified in the Pooling and Servicing Agreement, will be validly issued and outstanding and will be entitled to the benefits of the Pooling and Servicing Agreement;

                  (h) There are no legal or governmental proceedings to which any of the ABFS Entities is a party or of which any property of any of the ABFS Entities is the subject (i) asserting the invalidity of this Agreement, the Offered Certificates or any of the Basic Documents, (ii) seeking to prevent the issuance of the Offered Certificates or the consummation of any of the transactions contemplated by this Agreement or any Basic Document, (iii) which will materially and adversely affect the performance by any of the ABFS Entities, of their respective obligations under, or the validity or enforceability of, this Agreement, the Offered Certificates or the Basic Documents, as applicable, (iv) seeking to affect adversely the federal income tax attributes of the Offered Certificates described in the Prospectus or
         (v) which will, individually or in the aggregate, have a material adverse effect on any of the ABFS Entities; and, to the best of any of the ABFS Entities' knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (i) None of the ABFS Entities is, and, after giving effect to the offering and sale of the Offered Certificates and other transactions contemplated thereby, none of the ABFS Entities will be, an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (j) As of the close of business on November 30, 2002 (the "Cut-off Date"), the computer tape of the Mortgage Loans made available to the Representative by American Business Credit, Inc., or by any of the other ABFS Entities or their affiliates, was accurate in all material respects;

                  (k) No selection procedures adverse to the holders of the Offered Certificates were utilized in selecting those Mortgage Loans transferred (x) by the Originators to the Seller, and (y) from the Seller to the Depositor from those mortgage loans available therefor;

                  (l) Each of the ABFS Entities represents and warrants that it has made available to the Underwriters copies of consolidated financial statements for the fiscal year ended June 30, 2002 of American Business Financial Services, Inc. ("ABFS"). Except as set forth in or contemplated in the Prospectus or in any publicly available records filed with the Securities and Exchange Commission (the "Commission") or as described by ABFS in any press releases of general distribution,

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         copies of which have been made available to you, there has been no material adverse change in the condition (financial or otherwise) of ABFS since June 30, 2002;

                  (m) Any taxes, fees and other governmental charges arising from the execution and delivery by any of the ABFS Entities of this Agreement, the Pooling and Servicing Agreement and the Unaffiliated Seller's Agreement, and in connection with the execution and delivery of the Underwriting Agreement and the execution, delivery and issuance of the Offered Certificates, have been paid or will be paid by ABFS Entities prior to the Closing Date;

                  (n) Since the respective dates as of which information is given in the Prospectus, there has not been any change, or any development involving a prospective change, in or affecting any of the ABFS Entities (other than as contemplated in the Prospectus) which would be expected to have a material adverse effect on the ability of such person to consummate the transactions contemplated by, or to perform its respective obligations under, this Agreement or any of the Basic Documents to which such ABFS Entity is a party;

                  (o) In accordance with generally accepted accounting principles, as currently in effect, each of the relevant ABFS Entities party to the Unaffiliated Seller's Agreement and the Pooling and Servicing Agreement will treat the transactions contemplated by such agreements as a sale of the Mortgage Loans to the respective purchasers;

                  (p) The Seller Information (as defined in Section 4 hereof) as of the date hereof or as of the Closing Date does not contain or will not contain an untrue statement of a material fact or does not omit or will not omit to state a material fact required to be stated in the Prospectus or necessary to make the statements therein not misleading;

                  (q) The characteristics of the Trust will not subject the Trust to registration as an investment company under the Investment Company Act; and

                  (r) As of the Closing Date, each of the respective representations and warranties of each of the ABFS Entities set forth in the Basic Documents will be true and correct, and the Depositor and the Underwriters may rely on such representations and warranties as if they were set forth herein in full.

                  All representations, warranties and agreements made herein shall be deemed made as of the date hereof and as of the Closing Date; provided, however, that, to the extent any representation or warranty relates to a specific date, such representation and warranty shall be deemed to continue to relate to such date.

                  3. Agreements of the ABFS Entities. Each of the ABFS Entities hereby acknowledges and agrees to the pricing of the Offered Certificates set forth in the Underwriting Agreement and covenants to use best efforts to satisfy, or cause to be satisfied, all of the conditions precedent set forth in Section 6 of the Underwriting Agreement. Each of the ABFS Entities further agrees that on the Closing Date it shall sell, transfer and assign, or shall cause to be sold, transferred or assigned, pursuant to the Unaffiliated Seller's Agreement, the Mortgage Loans having the characteristics described in the Prospectus. Each of the ABFS Entities further acknowledges that the obligations of the Underwriters to purchase the Offered Certificates are subject to the satisfaction of all of the terms and conditions set forth in the Underwriting Agreement.

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                  4. Indemnification and Contribution. (a) Each of the ABFS
         Entities hereby agrees, jointly and severally, to indemnify and hold harmless the Depositor, each Underwriter, their respective partners, directors and officers, and each person, if any, who controls such Depositor or Underwriter within the meaning of Section 15 of the Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which such Depositor or Underwriter or any such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement made by the ABFS Entities in any of the representations and warranties contained in Section 2 hereof or any failure of the ABFS Entities to perform its obligations hereunder; or (ii) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus; or (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading, in each case to the extent, but only to the extent, that such losses, claims, damages or liabilities (or actions in respect thereof) arise out or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in, or omitted from, the Registration Statement or the Prospectus in reliance upon and in conformity with Seller Information (as defined below); and the ABFS Entities will promptly reimburse the Depositor, each Underwriter, their respective directors and officers and each person who controls the Depositor or Underwriter within the meaning of Section 15 of the Act, for any legal or other expenses reasonably incurred by the Depositor or any Underwriter and such other indemnified persons in connection with investigating, preparing or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that such indemnity with regard to any Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Offered Certificates concerned, to the extent that a prospectus relating to such Offered Certificates was required to be delivered by such Underwriter under the Act in connection with such purchase, and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent of given to such person, at or prior to the written confirmation of the sale of such Offered Certificates to such person, a copy of the Prospectus (or, in the event the Prospectus is amended or supplemented prior to the Closing Date, such Prospectus as amended or supplemented) if copies thereof had previously been furnished copies to such Underwriter. The foregoing indemnity agreement is in addition to any liability which the ABFS Entities may otherwise have to the Underwriters or any person who controls such Underwriter.

                  (b) The Depositor will indemnify and hold harmless each of the ABFS Entities, their respective directors and officers and each person, if any, who controls the ABFS Entities within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities to which the ABFS Entities may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or any amendment or

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         supplement thereto, or any related preliminary prospectus, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading, in each case to the extent, but, only to the extent, that such losses, claims, damages or liabilities (or actions in respect thereof) arise out or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or the Prospectus in reliance upon and in conformity with Depositor Information (as defined below); provided, that such Depositor Information was not based upon Company Collateral Information; and the Depositor will reimburse the ABFS Entities, their respective directors and officers and each person who controls the ABFS Entities within the meaning of Section 15 of the Act, for any legal or other expenses reasonably incurred by the ABFS Entities and such other indemnified persons in connection with investigating, preparing or defending any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which such Depositor may otherwise have to the ABFS Entities.

                  (c) Each Underwriter will severally and not jointly indemnify and hold harmless the ABFS Entities, their respective directors and officers and each person, if any, who controls the ABFS Entities within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities to which the ABFS Entities may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading, in each case to the extent, but, only to the extent, that such losses, claims, damages or liabilities (or actions in respect thereof) arise out or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or the Prospectus in reliance upon and in conformity with Underwriter Information; provided, that such Underwriter Information was not based upon Company Collateral Information (as defined herein); and will reimburse the ABFS Entities, their respective directors and officers and each person who controls the ABFS Entities within the meaning of Section 15 of the Act, for any legal or other expenses reasonably incurred by the ABFS Entities and such other indemnified persons in connection with investigating, preparing or defending any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which such Underwriter may otherwise have to the ABFS Entities.

                  (d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party, in writing, of the claim or commencement thereof; provided, however, that the failure to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under such subsection except to the extent that it has been materially prejudiced by such failure; provided, further, that the failure to notify any indemnifying party shall not relieve the indemnifying party from any liability which it may have to

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         any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who may be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and after acceptance by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently, incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised in writing (with a copy to the indemnifying party) by counsel that representation of such indemnified party and the indemnifying party is inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them, the indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. It is understood that the indemnifying party shall, in connection with any such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys together with appropriate local counsel at any time from all indemnified parties not having actual or potential differing interests with any other indemnified party. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) does not include a statement as to or admission of, fault, culpability or a failure to act by or on behalf of any such indemnified party, and (ii) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

                  (e) Each Underwriter severally but not jointly agrees, assuming all Company Collateral Information is accurate and complete in all material respects, to indemnify and hold harmless the ABFS Entities and their respective directors, officers and controlling persons within the meaning of Section 15 of the Act, against any and all losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in the Derived Information (as defined below) provided by such Underwriter, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by him, her or it in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action as such expenses are incurred, provided that, in no event shall any Underwriter be responsible under this subsection (e) for any amount in excess of the underwriting discount applicable to the Offered Certificates purchased by such Underwriter hereunder. The foregoing indemnity agreement is in addition to any liability which such Underwriters may otherwise have to the ABFS Entities.

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                  (f) Each of the ABFS Entities hereby agrees, jointly and
         severally, to indemnify and hold harmless the Underwriters, each of the Underwriters' officers and directors and each person who controls the Underwriters within the meaning of Section 15 of the Act against any and all losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in the Company Collateral Information provided by any of the ABFS Entities, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by him, her or it in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action as such expenses are incurred. The ABFS Entities' obligation under this subsection (f) shall be in addition to any liability which they may otherwise have to the Underwriters.

         The procedures set forth in Section 4(d) shall be equally applicable to Sections 4(e) and 4(f).

                  (g) For purposes of this Section 4, the term "Derived Information" means such portion, if any, of the information delivered to the Depositor by the Underwriters for filing with the Commission (a copy of which shall have been previously furnished to the ABFS Entities) that:

                  (i) is not contained in the Prospectus without taking into account information incorporated therein by reference;

                  (ii) does not constitute Company Collateral Information; and

                  (iii) is of the type of information defined as Collateral Term Sheets, Structural Term Sheets or Computational Materials (as such terms are interpreted in the No-Action Letters (as defined below)).

         "Company Collateral Information" means any computer tape furnished to the Underwriters by any of the ABFS Entities concerning the Mortgage Loans or any other information furnished by any of the ABFS Entities to the Underwriters that is relied on or is reasonably anticipated by the parties hereto to be relied on by the Underwriters in the course of the Underwriters' preparation of its Derived Information.

         "Depositor Information" means anything contained in the Registration Statement or the Prospectus other than (i) Company Collateral Information, (ii) Derived Information, (iii) Seller Information, and (iv) Underwriter Information.

         "Seller Information" means information furnished to the Depositor by the Seller or any of the Seller's affiliates for use in the Prospectus, which shall include the information set forth in the Prospectus Supplement (other than the Underwriter Information).

         "Underwriter Information" means the concession and reallowance figures appearing in the Prospectus Supplement below the third paragraph under the caption "PLAN OF DISTRIBUTION" and the information contained in the third, fourth and seventh paragraphs under the caption "PLAN OF DISTRIBUTION."

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         The terms "Collateral Term Sheet" and "Structural Term Sheets" shall have the respective meanings assigned to them in the February 13, 1995 letter (the "PSA Letter") of Cleary, Gottlieb, Steen & Hamilton on behalf of the Public Securities Association (which letter, and the SEC staff's response thereto, were publicly available February 17, 1995). The term "Collateral Term Sheet" as used herein includes any subsequent Collateral Term Sheet that reflects a substantive change in the information presented. The term "Computational Materials" has the meaning assigned to it in the May 17, 1994 letter (the "Kidder Letter" and, together with the PSA Letter, the "No-Action Letters") of Brown & Wood on behalf of Kidder, Peabody & Co., Inc. (which letter, and the SEC staff's response thereto, were publicly available May 20, 1994 and as further modified by a no-action letter response issued by the SEC staff on May 27, 1994).

                  (h) If the indemnification provided for in this Section 4 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b), (c), (e) or (f) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the ABFS Entities, the Depositor and the Underwriters from the offering of the Offered Certificates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the ABFS Entities, the Depositor and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the ABFS Entities, the Depositor and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering of the Offered Certificates purchased under the Underwriting Agreement (before deducting expenses) received by the ABFS Entities bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Offered Certificates purchased under the Underwriting Agreement, in each case as set forth on the cover page of the Prospectus Supplement. The ABFS Entities acknowledge that the Depositor is not receiving any compensation in connection with the offering of the Offered Certificates. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by any of the ABFS Entities (or any of their affiliates), or the Depositor or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Each of the ABFS Entities and the Depositor and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (h) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (h). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this subsection
         (h) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing or defending any such action or claim. Notwithstanding the provisions of this subsection (h), no Underwriter shall be required to contribute any amount in excess of the underwriting discount and commission set forth on the cover page of the Prospectus Supplement paid to the respective Underwriter, and the Depositor and Credit Suisse First Boston Corporation collectively shall not be required to contribute any amount in excess of the underwriting discount and commission set forth on the cover page of the Prospectus Supplement paid to such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (h) to contribute are several in proportion to their respective underwriting obligations and not joint.

                  (i) The obligations of each of the ABFS Entities under this
         Section 4 shall be in addition to any liability which each of the ABFS Entities may otherwise have and shall extend, upon the same term and conditions, to each person, if any, who controls any Underwriter or the Depositor within the meaning of the Act; and the obligations of the Depositor or the Underwriters under this Section 4 shall be in addition to any liability which the Depositor or the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any of the ABFS Entities within the meaning of the Act.

                  5. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warrants and other statements of any of the ABFS Entities, the Depositor and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Depositor, any Underwriter, or any of the ABFS Entities, or any of their respective controlling persons, officers or directors, and shall survive delivery of and payment for the Offered Certificates.

         If the Underwriting Agreement is terminated by the Underwriters or if for any reason the purchase of the Offered Certificates by the Underwriters is not consummated, each of the ABFS Entities shall remain responsible, jointly and severally, for the expenses to be paid or reimbursed by them pursuant to Section
4.03 of the Unaffiliated Seller's Agreement, as well as all other out-of-pocket expenses reasonably incurred by, the Depositor and, to the extent approved in writing by the Representatives, the Underwriters in making preparations for the purchase, sale and delivery of the Offered Certificates, and the respective obligations of each of the ABFS Entities, the Depositor, and the Underwriters pursuant to Section 4 shall remain in effect, and if any Certificate has been purchased under the Underwriting Agreement, the representations and warranties in Section 2 and all obligations under Section 3 shall also remain in effect.

                  6. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and (i) if to the Depositor, shall be delivered or sent by mail, telex or facsimile transmission and confirmed to Credit Suisse First Boston Mortgage Securities Corp. at Eleven Madison Avenue, New York, New York 10010; Attention: Shannon Smith (facsimile number 212-325-5189); (ii) if to Credit Suisse First Boston Corporation, shall be delivered or sent by mail, telex or facsimile transmission and confirmed to Credit Suisse First Boston Corporation at Eleven Madison Avenue, 5th Floor, New York, New York 10010; Attention: Transactions Advisory Group (facsimile number

         212-325-4296); (iii) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission and confirmed to Credit Suisse First Boston Corporation, as Representative, at the contact details specified in paragraph (ii) above; and (iv) if to American Business Credit, Inc. or any of the ABFS Entities shall be delivered or sent by mail, telex or facsimile transmission to American Business Financial Services, Inc., Bala Pointe Office Centre, 111 Presidential Blvd., Bala Cynwyd, PA 19004; Attention: Jeffrey Ruben (facsimile number (610) 668-4164). Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

                  7. Bankruptcy Petition. The ABFS Entities agree that, prior to the date which is one year and one day after the payment in full of all securities issued by the Depositor or by a trust for which the Depositor was the depositor which securities were rated by any nationally recognized statistical rating organization, it will not, and will cause each of the other ABFS Entities not to, institute against, or join any other person in instituting against, the Depositor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any Federal or state bankruptcy or similar law.

                  8. Successors. This Agreement shall be binding upon, and inure solely to the benefit of, the Depositor, the Underwriters and each of the ABFS Entities and, to the extent provided in Section 4 hereof, the officers and directors of each of the ABFS Entities, each of the Depositor and the Underwriters, and each person who controls each of the ABFS Entities or the Depositor or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Offered Certificates from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

                  9. Representation of Underwriters. In all dealings hereunder, the Representative shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representative.

                  10. Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                  11. Applicable Law. (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  (b) Each of the parties hereto hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

                  12. Miscellaneous. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                  If the foregoing is in accordance with your understanding, please sign and return to us one for each of the ABFS Entities, the Depositor and each of the Underwriters plus one for each counsel counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the ABFS Entities, the Depositor, and the Representative, acting on behalf of itself and of the several Underwriters in accordance with its terms.

                                         Very truly yours,

                                         ABFS 2002-4, INC.



                                         By:   Anthony J. Santilli, Jr.
                                              --------------------------------
                                               Name: Anthony J. Santilli, Jr.
                                               Title: Chief Executive Officer

                                         AMERICAN BUSINESS CREDIT, INC.



                                         By:   Beverly Santilli
                                              --------------------------------
                                               Name: Beverly Santilli
                                               Title: President

                                         HOMEAMERICAN CREDIT, INC.,
                                               D/B/A UPLAND MORTGAGE



                                         By:   Jeffrey M. Ruben
                                              --------------------------------
                                               Name: Jeffrey M. Ruben
                                               Title: Executive Vice President

                                         AMERICAN BUSINESS MORTGAGE
                                         SERVICES, INC.



                                         By:   Jeffrey M. Ruben
                                              --------------------------------
                                               Name: Jeffrey M. Ruben
                                               Title: Executive Vice President

                  [SIGNATURE PAGE TO INDEMNIFICATION AGREEMENT]

The foregoing Indemnification Agreement is hereby confirmed and accepted as of the date first above written.

CREDIT SUISSE FIRST BOSTON
     MORTGAGE SECURITIES CORP., as
     Depositor


By:  Brendan J. Keane
---------------------------------------------
     Name:  Brendan J. Keane
     Title:  Vice President


CREDIT SUISSE FIRST BOSTON
     CORPORATION, acting on behalf of itself
     and as the Representative of the several
     Underwriters


By:  Brendan J. Keane
---------------------------------------------
     Name:  Brendan J. Keane
     Title:  Managing Director




                  [SIGNATURE PAGE TO INDEMNIFICATION AGREEMENT]




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